UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2020

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 7.01 Regulation FD Disclosure.

In fourth quarter 2019, Baxter International Inc. (the “Company” or “Baxter”) submitted three 510(k) applications for its new Novum IQ infusion platform to the U.S. Food & Drug Administration (“FDA”). The applications cover the NOVUM IQ Large Volume Pump (the “NOVUM LVP”), the NOVUM IQ Syringe Pump and Dose IQ Safety Software. Following discussions with FDA the week of September 28, 2020, the Company elected to withdraw its applications on October 2, 2020 in advance of the deadline for FDA’s completion of its review of the applications in accordance with the Medical Device User Fee Amendments. The Company did so in the interest of being able to close out open items on the applications and is working collaboratively with FDA to update its submissions with additional technical information and documentation. The Company currently intends to submit its updated 510(k)s no later than December 31, 2020.

Baxter remains confident in the fundamentals of the Novum IQ platform. To date, Health Canada has approved the NOVUM LVP for distribution in Canada.

Baxter plans to provide additional details regarding the anticipated timing and nature of these updated submissions on its upcoming earnings call for third quarter 2020, currently scheduled for October 29, 2020.

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to statements regarding the anticipated timing of the Company’s resubmission of the application referenced above to FDA and its view as to the design, safety and effectiveness of the Novum IQ infusion platform. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: future discussions with and actions of FDA and other risks identified in Baxter’s most recent filings on Forms 10-K and 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 8, 2020

BAXTER INTERNATIONAL INC.

/s/ Giuseppe Accogli
By:	Giuseppe Accogli
Senior Vice President and President, Americas and
Global Business Units